Internal Use Only / Not for Distribution to the Public Franklin Resources, Inc. Fourth Quarter Results October 27, 2009 EXHIBIT 99.2

Forward-Looking Statements
The financial results in this presentation are preliminary. Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and
Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, and Franklin’s subsequent Quarterly Reports on Form 10-Q.
The ongoing volatility and disruption of the capital and credit markets, and adverse changes in the global economy, have significantly affected our results of operations and may continue to put pressure on our financial results.
The amount and mix of our assets under management are subject to significant fluctuations.
We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.
Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs
Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.
Any significant limitation or failure of our software applications or other technology systems that are critical to our operations could constrain our operations.
Our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income.
We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.
Changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.
Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
We could suffer losses in earnings or revenue if our reputation is harmed.
Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.
Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.
Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise.
Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.
Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
Our ability to access the capital markets in a timely manner should we seek to do so depends on a number of factors.
Diverse and strong competition limits the interest rates that we can charge on consumer loans.
Our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized.
Liquidity needs could affect our banking business.
We are dependent on the earnings of our subsidiaries.

Audio Commentary and Conference Call Details
Pre-recorded audio commentary on the fourth quarter results from Franklin Resources, Inc.’s President and
Chief Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis,
will be available today at approximately 9:15 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions.
Access to the pre-recorded audio commentary and this presentation will be available at franklinresources.com under the “Investor relations – Earnings releases” section. The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 32011866, anytime through 11:59 p.m. Eastern Time on November 12, 2009.
Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 902-1906 internationally. A replay of the call can also be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 31467170, after 5:30 p.m. Eastern Time today through 11:59 p.m. Eastern Time on
November 12, 2009.
Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin
Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Highlights of the Quarter & Fiscal Year
Relative investment performance remains strong, across the
board
Quarterly net new flows exceed $12B for the second time in
company history
Cost management efforts over the last 12 months preserved
profitability as a 24% decrease in expenses largely offset a 30%
decline in revenue, following unprecedented market declines

ASSETS UNDER MANAGEMENT

Assets Under Management
End of Period Simple Monthly Average
$523.4
$391.1
$416.2
$507.3
$451.2
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
$488.3
$428.0
$555.4
$438.7
$396.6
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
(in billions, for the three months ended)

Assets Under Management
by Investment Objective by Sales Region
1
Europe sales region includes Middle East and Africa.  ²Asia-Pacific sales region includes Latin America.
(in billions) 30-Sep-09 30-Jun-09 % Change
Equity 247.0 $       209.8 $       18%
Hybrid 98.2             85.8             14%
Fixed-Income 171.3          148.1          16%
Cash Management 6.9               7.5               (8%)
Total 523.4 $       451.2 $       16%
(chart is as of September 30, 2009) (chart is as of September 30, 2009)
(in billions) 30-Sep-09 30-Jun-09 % Change
United States 389.3 $      339.2 $      15%
Europe
54.7 44.6 23%
Asia-Pacific
48.3 41.0 18%
Canada 31.1 26.4 18%
Total 523.4 $      451.2 $      16%
1
2
United States
74.4%
Canada
5.9%
9.2%
10.5%
Asia-Pacific
2
Europe
1
Hybrid
18.8%
Equity
47.2%
Cash
Management
1.3%
Fixed-Income
32.7%

FLOW SUMMARY

1
Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges.
Flow Summary
Market Appreciation (Depreciation) Long-Term Flows
1
$60.7
$54.7
($63.5)
($71.0)
($19.0)
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
(in billions, for the three months ended)
$34.9
($23.3)
$19.8
$27.8
$38.5
$27.9
($24.8)
($45.1)
($22.4)
($46.6)
$12.9
($18.7)
$6.6
($8.9)
($5.1)
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
Long-term sales 38.5 $        27.8 $        19.8 $        27.9 $        34.9 $
Long-term redemptions (46.6)          (45.1)          (24.8)          (22.4)          (23.3)
Net cash management (0.5)            (0.9)            (0.5)            0.5             0.6
Total net new flows (8.6) $         (18.2) $       (5.5) $         6.0 $          12.2 $

United States and International Flows
United States
(in billions, for the three months ended)
International
$21.5
($13.4)
$18.1
$14.9
$13.5 $13.4
($20.2)
($12.7)
($24.8)
($16.1)
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
$13.4
($9.9)
$6.4
$14.3
$23.6
$9.8
($8.7)
($20.3)
($9.7)
($26.4)
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09

Net New Flows by Investment Objective
(for the three months ended)
($ in billions) 30-Sep-09 30-Jun-09
Sep-09 vs.
Jun-09
30-Sep-08
Sep-09 vs.
Sep-08
Equity sales 12.2 $         11.1 $         10% 13.2 $         (8%)
Equity redemptions (11.9)           (10.8)           10% (21.8)           (45%)
Equity net exchanges -                 0.3               (100%) (1.1)              (100%)
Equity Net New Flows 0.3               0.6               (50%) (9.7)              NM
Hybrid sales 3.7               2.9               28% 2.8               32%
Hybrid redemptions (2.8)              (2.7)              4% (3.9)              (28%)
Hybrid net exchanges 0.1               0.1               0% (0.3)              NM
Hybrid Net New Flows 1.0               0.3               233% (1.4)              NM
Fixed-income sales 19.0             13.9             37% 22.5             (16%)
Fixed-income redemptions (8.6)              (8.9)              (3%) (20.9)           (59%)
Fixed-income net exchanges 1.2               0.7               71% 0.6               100%
Fixed-Income Net New Flows 11.6             5.7               104% 2.2               427%
Cash Management Net New Flows (0.7)              (0.6)              17% 0.3               NM
Total Net New Flows 12.2 $         6.0 $            103% (8.6) $          NM

INVESTMENT PERFORMANCE

% of U.S. Long-Term Assets in Top Two Lipper Quartiles
1
Investment Performance
90%
85% 85% 85%
61%
95%
84%
89%
1 - Year 3 - Year 5 - Year 10 - Year
83%
86% 86%
90%
83%
86%
95%
61%
1 - Year 3 - Year 5 - Year 10 - Year
9/30/2009 6/30/2009
Franklin Templeton
Franklin Templeton Fixed-Income Franklin Templeton Equity
1
Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
90%
83%
85%
86%
62%
95%
81%
96%
1 - Year 3 - Year 5 - Year 10 - Year

98%
88%
99% 99% 99% 98% 99% 99%
1 - Year 3 - Year 5 - Year 10 - Year
87%
85%
78%
76%
29%
97%
81%
77%
1 - Year 3 - Year 5 - Year 10 - Year
Investment Performance – Detail View
1
Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
% of U.S. Long-Term Assets in Top Two Lipper Quartiles
1
88%
92%
87%
92%
85%
87%
89%
96%
1 - Year 3 - Year 5 - Year 10 - Year
9/30/2009 6/30/2009
63%
68%
63%
66%
95%
64%
94%
64%
1 - Year 3 - Year 5 - Year 10 - Year
FTI Tax-Free Fixed-Income
FTI Taxable Fixed-Income Franklin Equity
Templeton Equity
Mutual Series Equity
100%
93% 92%
97%
62%
96%
89%
97%
1 - Year 3 - Year 5 - Year 10 - Year

OPERATING RESULTS

Quarterly Financial Highlights
Operating and Net Income Diluted Earnings Per Share
$384.7
$326.2
$412.0
$268.4
$223.3
$367.4
$300.5
$297.7
$120.9
$110.8
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
$1.60
$1.29
$1.28
$0.52
$0.48
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
(in millions, for the three months ended)
Unaudited

Operating Revenues
(in millions, for the three months ended)
Unaudited
30-Sep-09 30-Jun-09
Sep-09 vs.
Jun-09
31-Mar-09 31-Dec-08 30-Sep-08
Sep-09 vs.
Sep-08
Investment management fees 725.0 $     625.0 $     16% 552.9 $     600.3 $     822.4 $     (12%)
Underwriting and distribution fees 433.4 365.2 19% 304.7 304.9 424.5 2%
Shareholder servicing fees 67.4 67.1 0% 66.5 66.3 69.7 (3%)
Consolidated sponsored
investment products income, net
1.6 2.9 (45%) 1.8 1.9 1.5 7%
Other, net 11.5 13.4 (14%) (13.6) (4.1) 3.4 238%
Total Operating Revenues 1,238.9 $  1,073.6 $  15% 912.3 $     969.3 $     1,321.5 $  (6%)

Operating Expenses
30-Sep-09 30-Jun-09
Sep-09 vs.
Jun-09
31-Mar-09 31-Dec-08 30-Sep-08
Sep-09 vs.
Sep-08
Underwriting and distribution 418.3 $      350.7 $      19% 293.5 $      289.5 $      406.5 $      3%
Compensation and benefits 246.8         230.9         7% 236.7         244.1         274.1         (10%)
Information systems, technology
and occupancy
72.0            68.2            6% 65.4            68.6            83.0            (13%)
Advertising and promotion 37.3            27.9            34% 26.7            24.2            45.5            (18%)
Amortization of deferred sales
commissions
39.7            32.9            21% 33.8            36.6            48.2            (18%)
Other 40.1            36.8            9% 32.9            38.0            52.2            (23%)
Total Operating Expenses 854.2 $      747.4 $      14% 689.0 $      701.0 $      909.5 $      (6%)
(in millions, for the three months ended)
Unaudited

Operating Results
30-Sep-09 30-Jun-09
Sep-09 vs.
Jun-09
31-Mar-09 31-Dec-08 30-Sep-08
Sep-09 vs.
Sep-08
Operating Income 384.7 $      326.2 $      18% 223.3 $      268.4 $      412.0 $      (7%)
Consolidated sponsored
investment products income
(losses), net 31.9            35.6            (10%) (9.3)             (36.5)          (35.5)          NM
Investment and other income
(losses), net
87.2            52.3            67% (33.9)          (45.0)          77.8            12%
Interest expense (0.3)             (0.2)             50% (2.1)             (1.2)             (0.5)             (40%)
Other income (expenses), net 118.8         87.7            35% (45.3)          (82.7)          41.8            184%
Income Before Taxes 503.5         413.9         22% 178.0         185.7         453.8         11%
Taxes on income 136.1         116.2         17% 67.2            64.8            153.3         (11%)
Net Income 367.4 $      297.7 $      23% 110.8 $      120.9 $      300.5 $      22%
Basic earnings per share 1.61 $        1.30 $        24% 0.48 $        0.52 $        1.29 $        25%
Diluted Earnings per Share 1.60 $        1.29 $        24% 0.48 $        0.52 $        1.28 $        25%
Average shares outstanding (in thousands)
Basic 228,741     229,804     0% 231,178     231,626     232,832     (2%)
Diluted 230,178     230,823     0% 231,891     232,688     234,563     (2%)
(in millions, except per share data, for the three months ended)
Unaudited

Operating Margin
Operating Margin and Capital Management
31.2%
27.7%
24.5%
30.4%
31.1%
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
Stock Repurchase Activity
1
Dividend and repurchase payout are calculated as amount of dividend declared divided by net income and amount of stock repurchase divided by net income, respectively.
2.4
1.4
1.7 1.7
0.7
230.4
229.3
232.9
232.8
232.0
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
Payout Ratio
(in millions, for the three months ended)
Unaudited
15%
40%
44%
16%
13%
74%
34%
62%
37% 43%
89%
74%
106%
53%
56%
30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09